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                                                                  EXECUTION COPY

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                             SUIZA FOODS CORPORATION

                          _____________________________


                                 AMENDMENT NO. 2


                          Dated as of September 6, 1996


                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                            Dated as of July 17, 1996

                          _____________________________



                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                                    as Agent

                       THE FIRST NATIONAL BANK OF CHICAGO,
                              as Syndication Agent




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

          AMENDMENT NO. 2 dated as of September 6, 1996, between: SUIZA FOODS CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY"); each of the lenders that is a signatory hereto (individually, a "LENDER" and, collectively, the "LENDERS"); and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").

          WHEREAS, the Company, the Lenders and the Agent (as successor to The Chase Manhattan Bank in such capacity) are parties to an Amended and Restated Credit Agreement dated as of July 17, 1996 (as amended by Amendment and Waiver dated as of August 7, 1996 and as in effect on the date hereof, the "EXISTING CREDIT AGREEMENT");

          WHEREAS, the Company has requested that the Lenders provide financing for acquisitions by the Company from time to time and, in connection therewith, amend certain provisions of the Existing Credit Agreement, among other things, to permit such acquisitions and the financing thereof and to change certain of the covenants therein; and

          WHEREAS, the Lenders and the Agent are willing to agree to such amendments on the terms and conditions hereof and, simultaneously with the execution and delivery hereof, to enter into a Supplemental Credit Agreement dated as of the date hereof (as amended from time to time, the "SUPPLEMENTAL CREDIT AGREEMENT") to provide, subject to the terms and conditions thereof, a $90,000,000 credit facility for financing certain acquisitions by the Company from time to time.

          Accordingly, the parties hereto agree as follows:

          1. DEFINITIONS. Except as otherwise defined in this Amendment No. 2, terms defined in the Existing Credit Agreement are used herein as defined therein.

          2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, the Company, the Agent and the Lenders hereby agree that the Existing Credit Agreement shall be amended as follows:

          A. References in the Existing Credit Agreement (including references to the Existing Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as


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                                      2

"hereunder", "hereby", "herein" and "hereof") shall be deemed to be a reference to the Existing Credit Agreement as amended hereby (as so amended, herein called the "CREDIT AGREEMENT").

          B.  Section 1.01 of the Existing Credit Agreement is hereby amended
(a) by inserting the following definitions therein in appropriate alphabetical order:

          "AMENDMENT NO. 2" shall mean Amendment No. 2 to this Agreement dated as of September 6, 1996 among the Company, the Lenders and the Agent.

          "AMENDMENT NO. 2 TO SECURITY AGREEMENT" shall mean Amendment No. 2 to the Security Agreement substantially in the form of Exhibit C-1 to the Supplemental Credit Agreement.

          "FACILITY C COMMITMENTS" shall have the meaning set forth in the Supplemental Credit Agreement.

          "FACILITY C COMMITMENT TERMINATION DATE" shall have the meaning set forth in the Supplemental Credit Agreement.

          "FACILITY C LOANS" shall mean the loans provided for in the Supplemental Credit Agreement.

          "FACILITY C NOTES" shall have the meaning set forth in the Supplemental Credit Agreement.

          "FIRST UNION" shall mean First Union National Bank of North Carolina.

          "GARRIDO NEGATIVE PLEDGE AGREEMENT" shall mean the Garrido Negative Pledge Agreement between the Agent and Garrido in form and substance satisfactory to the Agent, as the same shall be modified and supplemented from time to time.

          "GUARANTEE AGREEMENT" shall mean the Guarantee Agreement substantially in the form of Exhibit C-3 to the Supplemental Credit Agreement, as the same shall be modified and supplemented from time to time.

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                                      3

          "INVESTMENT TAX CREDIT" shall have the meaning set forth in the Supplemental Credit Agreement.

          "NET PURCHASE PRICE" shall have the meaning set forth in the Supplemental Credit Agreement.

          "PERMITTED ACQUISITION" shall have the meaning set forth in the Supplemental Credit Agreement.

          "SUPPLEMENTAL CREDIT AGREEMENT" shall have the meaning assigned thereto in the recitals to Amendment No. 2.

          "SUPPLEMENTAL GUARANTOR" shall mean each Subsidiary of the Company party to a Supplemental Subsidiary Guarantee and Security Agreement.

          "SUPPLEMENTAL SECURITY DOCUMENTS" shall mean, collectively, each Supplemental Subsidiary Guarantee and Security Agreement between a Supplemental Guarantor and the Agent, each amendment to the Security Agreement and all Uniform Commercial Code financing statements and/or other filings required hereby or thereby to be filed with respect to the security interests in personal Property and fixtures created pursuant hereto or thereto.

          "SUPPLEMENTAL SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT" shall mean a Supplemental Subsidiary Guarantee and Security Agreement, substantially in the form of Exhibit C-2 to the Supplemental Credit Agreement, as the same shall be modified and supplemented from time to time.

and (b) by deleting therefrom the definitions of "GARRIDO FACTORS LIEN AGREEMENT", "GARRIDO MORTGAGES" and "NEW SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT" and (c) by amending the following definitions to read in their entirety as follows:

     "BASIC DOCUMENTS" shall mean, collectively, the Loan Documents and, except for purposes of the definitions of "Secured Obligations" and "Guaranteed Obligations" in any of the Security Documents, the Purchase Agreements and the Subordinated Debt Documents.

     "BUSINESS DAY" shall mean (a) any day on which commercial banks are not authorized or required to

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                                      4

     close in North Carolina and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice by the Company with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, any day on which dealings in Dollar deposits are carried out in the London interbank market.

     "DEBT SERVICE" shall mean, for any period, the sum, for the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all payments of principal of Indebtedness (including, without limitation, the principal component of any payments in respect of Capital Lease Obligations) scheduled to be made during such period PLUS (b) all Interest Expense for such period, it being understood that, if any installment of principal of the Facility C Loans, or the Facility B Loans shall have been prepaid during or prior to such period, the amount of principal of the Facility C Loans and the Facility B Loans included in Debt Service for such period shall be equal to the aggregate amount of principal of the Facility C Loans and the Facility B Loans originally scheduled to be paid hereunder and under the Supplemental Credit Agreement during such period.

     "EXCLUDED DISPOSITION" shall mean the Disposition of (i) an Investment Tax Credit or (ii) any motor vehicles or other equipment no longer used or useful in the business of the Company or any of its Subsidiaries to the extent the proceeds thereof are used to acquire similar replacement Property within a period of 30 days after the end of the fiscal quarter in which such Disposition was made.

     "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Supplemental Credit Agreement, the Notes, the Facility C Notes, the Letter of Credit Documents and the Security Documents.

     "MORTGAGES" shall mean, collectively, (a) the mortgages or deeds of trust identified in Schedule VII hereto and (b) one or more mortgages or deeds of trust, in the respective forms of Exhibits D-1 and D-2 hereto or of Exhibits D-1 and D-2 to the Supplemental Credit Agreement (with such modifications thereto requested by the Agent as may be appropriate to effect a lien on real property in the state where the respective property to be covered by such instrument is located), executed by the respective Obligors who own or lease such property in favor of the Agent (or, in the case of a deed of trust, in favor of the trustee for the benefit of the Agent and the Lenders) pursuant to Section 9.19(c) and 9.19(d) hereof or Section 8.19(c) and 8.19(d) of the Supplemental Credit Agreement covering the respective Properties and/or leasehold interests identified in Schedule IV hereto or subject to the requirements of said Section 9.19(c) and 9.19(d) or Section 8.19(c) and 8.19(d) of the Supplemental Credit Agreement, as the case may be, in each case as the same shall be modified and supplemented and in effect from time to time.

     "OBLIGOR" shall mean the Company and each Subsidiary of the Company party to any Security Document; PROVIDED that for the purposes of the definition of the terms "Eligible Inventory", "Eligible Receivable", and "Receivables", the term "Obligor" shall not include any Supplemental Guarantor.

     "SECURITY DOCUMENTS" shall mean, collectively, the Security Agreement, the Amendment to Security Agreement, Amendment No. 2 to Security Agreement, the Mortgages, each Supplemental Subsidiary Guarantee and Security Agreement, the Existing Subsidiary Guarantee and Security Agreement, the Guarantee Agreement, the Puerto Rico Security Documents, all Uniform Commercial Code financing statements and/or other filings required hereby or thereby to be filed with respect to the security interests in personal Property and fixtures created pursuant hereto or thereto, and the Subordination Agreement.

and (c) by the following: (1) the definition of "ELIGIBLE INVENTORY" is hereby amended by replacing the percentage "50%" with the percentage "100%" in clause
(b) thereof, (2) the definition of "INTEREST EXPENSE" is hereby amended by inserting the words "and by the Supplemental Credit Agreement" after "hereby" in the eighth line thereof, (3) the definition of "MATERIAL ADVERSE EFFECT" is hereby amended by inserting the words "or under the Loan Documents" after "therewith" in the last line thereof, and (4) the definition of "SUBSIDIARY GUARANTORS" is amended by deleting the words "Garrido, Guest Choice," in the first and second lines thereof.

          C. References to "Chase" in the definitions of "Federal Funds Rate", "Issuing Bank", and "Prime Rate" and in Sections 2.02(b), 11.04 and 12.03 of the Existing Credit Agreement are deleted and replaced by "First Union".

          D. The references to "Garrido Factors Lien Agreement", "Garrido Mortgages" and "New Subsidiary Guarantee and Security Agreement" in the Existing Credit Agreement are hereby deleted.

          E. Section 2.02(b) of the Existing Credit Agreement is hereby amended by replacing the words "1:00 p.m. New York time" with the words "3:30 p.m. Charlotte, North Carolina time" in the second line thereof and by replacing the words "the Principal Office" with the words "its principal office" in the tenth line thereof.

          F. The second sentence of Section 2.06 of the Existing Credit Agreement is hereby amended (1) by adding ", subject to the prior written consent of the Majority Lenders," immediately after the word "entitled" and (2) by deleting "consent to, or" in the penultimate line thereof.

          G. Subsections (b) through (e) of Section 2.09 of the Existing Credit Agreement are hereby amended to read in their entirety as follows:

          "(b) CASUALTY EVENTS. Not later than 60 days following the receipt by the Company or any of its Subsidiaries (other than a Supplemental Guarantor) of the proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event affecting any Property of the Company or any of its Subsidiaries (other than Property of a Supplemental Guarantor or acquired with the proceeds of Facility C Loans under the Supplemental Credit Agreement) (or upon such earlier date as the Person owning such Property shall have determined not to repair or replace the Property affected by such Casualty Event), the Company shall prepay the Loans (and/or provide cover for Letter of Credit Liabilities as specified in paragraph (h) below), and the Facility A Commitments shall be subject to


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                                      7

     automatic reduction, in an aggregate amount, if any, equal to 100% of the Net Available Proceeds of such Casualty Event not theretofore applied to the repair or replacement of such Property or prepayment of the Facility B Loans, such prepayment and reduction to be effected in each such case in the manner and to the extent specified in paragraph (f) below. Nothing in this paragraph (b) shall be deemed to limit any obligation of the Company or any of its Subsidiaries pursuant to any of the Security Documents to remit to a collateral or similar account (including, without limitation, the Collateral Account) maintained by the Agent pursuant to any of the Security Documents the proceeds of insurance, condemnation award or other compensation received in respect of any Casualty Event. Notwithstanding the foregoing, in the event that a Casualty Event shall occur with respect to Property of the Company or any of its Subsidiaries (other than Property of a Supplemental Guarantor or acquired with the proceeds of Facility C Loans under the Supplemental Credit Agreement) and covered by any Mortgage, the Company shall prepay the Loans (and/or provide cover for Letter of Credit Liabilities) on the dates and in the amounts to the extent specified in such Mortgage. In the event of a Casualty Event involving Property of a Supplemental Guarantor or acquired with the proceeds of Facility C Loans under the Supplemental Credit Agreement, the Net Available Proceeds of such Casualty Event shall be applied in accordance with the terms of the Supplemental Credit Agreement.

          (c) SALE OF ASSETS. Without limiting the obligation of the Company to obtain the consent of the Majority Lenders pursuant to Section 9.05(c) hereof to any Disposition not otherwise permitted hereunder, in the event that the Net Available Proceeds of any Disposition of Property of the Company or any of its Subsidiaries (other than Property of a Supplemental Guarantor or acquired with the proceeds of Facility C Loans under the Supplemental Credit Agreement) other than an Excluded Disposition (herein, the "CURRENT DISPOSITION"), and of all prior Dispositions of Property of the Company or any of its Subsidiaries (other than Property of a Supplemental Guarantor or acquired with the proceeds of Facility C Loans under the Supplemental Credit Agreement) as to which a prepayment has not yet been made under this Section 2.09(c), shall exceed $500,000 then, no later than 5

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                                      8

     Business Days prior to the occurrence of the Current Disposition, the Company will deliver to the Lenders a statement, certified by a Responsible Financial Officer of the Company, in form and detail satisfactory to the Agent, of the amount of the Net Available Proceeds of the Current Disposition and of all such prior Dispositions and the Company will prepay the Loans (or cause the Loans to be prepaid) and the Facility A Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds of the Current Disposition and such prior Dispositions not theretofore used to prepay Facility B Loans such prepayment and reduction to be effected in each case in the manner and to the extent specified in paragraph (f) below; PROVIDED that with respect to any Current Disposition that includes any Eligible Inventory or Eligible Receivables, the Company shall deliver to the Agent a statement of a Responsible Financial Officer of the Company specifying the portion of Net Available Proceeds of the Current Disposition and of all prior Dispositions as to which a prepayment has not yet been made hereunder relating to such Inventory or Receivables and the Company shall prepay the Facility A Loans (and/or provide cover for Letter of Credit Liabilities as specified in paragraph (h) below). In the case of all Dispositions of Property of a Supplemental Guarantor or acquired with the proceeds of Facility C Loans under the Supplemental Credit Agreement, the Company will make (or cause to be made) prepayments of the Facility C Loans as required by the Supplemental Credit Agreement.

          (d) EQUITY ISSUANCE; INVESTMENT TAX CREDITS. Upon any Equity Issuance or the issuance of any Indebtedness (other than Indebtedness permitted under Section 9.07 hereof) or the Disposition of any Investment Tax Credit after the Closing Date (as defined in the Supplemental Credit Agreement), the Company shall (i) prepay the Facility C Loans or the Facility B Loans in an aggregate amount equal to 100% of the Net Available Proceeds thereof (after effecting any payments in respect of the redemption, prepayment or retirement, as the case may be, of the Subordinated Indebtedness to the extent permitted under Section 9.22(a)) or
     (ii) in connection with a Disposition of any Investment Tax Credit, apply any part of the Net Available Proceeds thereof to the purchase price of the


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                                      9

     Swiss Dairy Acquisition and use the balance of such Net Available Proceeds to prepay the Facility C Loans or the Facility B Loans as contemplated in clause (i) above. Promptly after each such Equity Issuance the Company shall advise the Agent in writing of its designated application of such Net Available Proceeds thereof. Any such prepayments of the Facility C Loans shall be effected in the manner specified in the Supplemental Credit Agreement. Any such prepayment of the Facility B Loans shall be effected in the manner and to the extent specified in paragraph (f) below.

          (e) EXCESS CASH FLOW. Not later than 90 days after the end of the fiscal quarter ending December 31, 1996 and after the end of each fiscal year of the Company, commencing with the fiscal year ending December 31, 1997, the Company shall prepay the Facility B Loans and Facility C Loans in an aggregate amount equal to the excess of (A) 50% of Excess Cash Flow for such fiscal quarter or year, as the case may be (or, if the Leverage Ratio is less than 2.50 to 1, 25% of such Excess Cash Flow) over (B) the aggregate amount of prepayments of Facility B Loans and Facility C Loans made during such fiscal quarter or year, as the case may be, pursuant to
     Section 2.08 hereof and Section 2.08 of the Supplemental Credit Agreement. Mandatory prepayments arising from Excess Cash Flow required prior to the Facility C Commitment Termination Date shall be applied to the Facility B Loans in the manner and to the extent specified in paragraph (f) below. Mandatory prepayments arising from Excess Cash Flow required on or after the Facility C Commitment Termination Date shall be applied to the Facility B Loans and the Facility C Loans pro rata based on the aggregate principal amounts thereof then outstanding and such prepayments of Facility B Loans shall be effected in each case in the manner and to the extent specified in paragraph (f) below."

          H. Section 2.10(e) of the Existing Credit Agreement is amended by replacing the words "the Principal Office" with the words "its principal office" in the third line thereof.

          I. Section 3.01(b) of the Existing Credit Agreement is amended by inserting the following aggregate amounts directly opposite the dates set forth below in place of those set forth therein:

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                                      10

     "September 30, 2001           6,000,000
      December 31, 2001            6,000,000
      March 31, 2002              27,500,000"

          J.  Section 3.02 of the Existing Credit Agreement is hereby amended
(1) by replacing the comma immediately after the word "Dates" with the word "and" in the third sentence thereof and (2) by deleting the words "and (iii) in the case of any Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted)" from the third sentence thereof.

          K. Section 4.01(a) of the Existing Credit Agreement is hereby amended by replacing the words "1:00 p.m. New York time" with the words "2:00 p.m. Charlotte, North Carolina time" in the eighth line thereof.

         L. Section 4.04 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

     "4.04 MINIMUM AMOUNTS. Except for mandatory prepayments made pursuant to Section 2.09 hereof and Conversions or prepayments made pursuant to Section 5.04 hereof, (a) each borrowing and Conversion of principal of Base Rate Loans shall be in an aggregate amount at least equal to $500,000 or a larger multiple of $100,000, (b) each borrowing and Conversion of Eurodollar Loans shall be in an aggregate amount at least equal to $2,000,000 or a larger multiple of $1,000,000, (c) each partial prepayment of principal of Eurodollar Loans shall be in an aggregate amount at least equal to $2,000,000 or a larger multiple of $1,000,000 and each partial prepayment of principal of Base Rate Loans shall be in an aggregate amount at least equal to $500,000 or a larger multiple of $100,000 (borrowings, Conversions or prepayments of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period)."

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                                      11

          M. Section 4.05 of the Existing Credit Agreement is hereby amended by replacing the words "12:00 noon New York time" with the words "1:30 p.m. Charlotte, North Carolina time" in the first sentence thereof.

          N. Section 4.07(a) of the Existing Credit Agreement is hereby amended by adding the words "but with the prior written consent of the Majority Lenders" immediately after the words "at its option" in the fourth line thereof.

          O. Section 5.06(a) of the Existing Credit Agreement is hereby amended by replacing the reference to "Section 5.01(a)" in the penultimate line thereof with the reference to "Section 5.06(a)".

          P. Section 7.02 of the Existing Credit Agreement is hereby amended to read in its entirety as follows: "7.02 [Intentionally Omitted]".

          Q. Section 9.01(f) of the Existing Credit Agreement is hereby amended by replacing the number "10" with the number "20" in the first line thereof.

          R.  Section 9.05(b) of the Existing Credit Agreement is hereby amended
(i) by amending clause (iv) to read in its entirety as follows:

     "(iv) Permitted Acquisitions and the acquisition of any capital stock, business or Property of any Person with the proceeds of Facility A Loans PROVIDED that unless otherwise consented to by the Majority Banks (w) no more than $1,000,000 of the proceeds of Facility A Loans may be used, directly or indirectly, to finance any single acquisition and no more than $5,000,000 in the aggregate of the proceeds of Facility A Loans may be used, directly or indirectly, to finance acquisitions in any fiscal year, except in connection with the financing of the Swiss Dairy Acquisition, in which case up to $10,000,000 in the aggregate of the proceeds of Facility A Loans may be used for such financing, (x) the Net Purchase Price of any such acquisition financed with the proceeds of Facility A Loans (other than the Swiss Dairy Acquisition) shall not exceed $1,000,000 in a single transaction (or

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                                      12

     series of related transactions) and $5,000,000 in the aggregate for any fiscal year, (y) at the time of such acquisition no Default shall have occurred and be continuing and (z) any future earn-out payments in connection with any such acquisition shall be counted at the time such earn-out payment is made in determining whether the dollar limitations contained in this clause (iv) have been exceeded;"

          S. Section 9.05(d) of the Existing Credit Agreement is hereby amended by adding the words "and so long as the Liens created under the Security Documents continue to be in effect" immediately before the semicolon therein.

          T. Section 9.06(a) of the Existing Credit Agreement is hereby amended by adding the words "and the Supplemental Security Documents" immediately prior to the semicolon therein.

          U. Section 9.07(a) of the Existing Credit Agreement is hereby amended by replacing the word "and" with a comma and by adding the words "and under the Supplemental Credit Agreement" immediately prior to the colon therein.

          V. Section 9.07(c) of the Existing Credit Agreement is hereby amended by adding the words "and Indebtedness outstanding on the date of Amendment No. 2 and listed on Part A of Schedule I to the Supplemental Credit Agreement" immediately after the word "hereto".

          W. Section 9.07(d) of the Existing Credit Agreement is hereby amended by replacing the section reference to "Section 9.08(g)" with the section references "Section 9.08(e) or (g)".

          X. Section 9.08(e) of the Existing Credit Agreement is hereby amended by adding the words "and indemnities executed in connection with the sale of Investment Tax Credits" immediately before the semicolon therein.

          Y. Section 9.10(b) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

     "(b) The Company will not permit the Senior Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:

          PERIOD                               RATIO
          ------                               -----
     From the Effective Date
       through and including
       June 29, 1997                         3.75 to 1

     From June 30, 1997
       through and including
       June 29, 1998                         3.25 to 1

     From June 30, 1998
       through and including
       June 29, 1999                         2.75 to 1

     From June 30, 1999
       and at all times
       thereafter                            2.25 to 1"

          Z. Section 9.11 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

     "9.11  MINIMUM NET WORTH.  The Company will not permit its Net Worth
     (i) for the period from the date hereof to and including December 31, 1996 to be less than $63,000,000 and (ii) for each fiscal quarter thereafter, to be less than $63,000,000 plus 50% of net income for all preceding fiscal quarters (without including the results of any fiscal quarter in respect of which there was a net loss) commencing with the fiscal quarter beginning January 1, 1997. The amounts of Net Worth set forth above shall be increased by 75% of the amount by which the "total stockholders equity" of the Company is increased as a result of any public or private offering of common stock of the Company after September 1, 1996. Promptly upon consummation of each such public or private offering, the Company shall notify the Agent in writing of the amount of such increase in total stockholders equity."

          AA. Section 9.14 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

     "9.14 CAPITAL EXPENDITURES. The Company will not permit the aggregate amount of Capital Expenditures by the Company and its Subsidiaries to exceed the following respective amounts for the following respective periods:

          PERIOD                               AMOUNT
          ------                               ------
     From January 1, 1996                    $13,000,000
       through and including
       December 31, 1996

     From January 1, 1997                    $14,000,000
       through and including
       December 31, 1997

     From January 1, 1998                    $15,000,000
       through December 31, 1998,
       and for each fiscal year
       thereafter

     If the aggregate amount of Capital Expenditures for any period set forth in the schedule above shall be less than the amount set forth opposite such period in the schedule above, then 50% of the shortfall shall be added to the amount of Capital Expenditures permitted for the immediately succeeding period (but not any other) period and, for the purposes hereof, the amount of Capital Expenditures made during any period shall be deemed to have been made first from the permitted amount for such period set forth in the schedule above and last from the amount of any carryover from any previous period. Notwithstanding the foregoing, in addition to the Capital Expenditures permitted to be incurred as provided above the Company may make the following additional Capital Expenditures: (a) the acquisition of replacement Property in respect of an Excluded Disposition; (b) the purchase price paid by the Company or any of its Subsidiaries in respect of any acquisition permitted under Section 9.05(b)(iv) hereof; (c) Capital Expenditures not exceeding $6,000,000 during the period from and after the Closing Date to and including December 31, 1997 in respect of the expansion by Velda Farms of its facilities at

     Winter Haven, Miami, Jacksonville and/or St. Petersburg, Florida;
     (d) Capital Expenditures made with the proceeds of property or casualty insurance for the purposes of repairing or replacing damaged or destroyed fixed or capital assets; and (e) any acquisition permitted under Section 9.05(b)(v) hereof."

          BB. Section 9.15 of the Existing Credit Agreement is amended by replacing the percentage "50%" with the percentage "75%" in the second sentence thereof.

          CC. Section 9.19(b) of the Existing Credit Agreement is hereby amended by adding the words "(other than the Garrido Negative Pledge Agreement)" after the word "arrangement" in the third line thereof.

          DD. Section 9.19(c) of the Existing Credit Agreement is hereby amended (1) by adding the words "(other than Garrido and Guest Choice)" immediately after the word "Subsidiaries" and after the word "Company" in the second and fourth lines thereof, respectively, (2) by replacing the words "the New Subsidiary Guarantee and Security Agreement" with the words "a Supplemental Subsidiary Guarantee and Security Agreement" in the fifth and sixth lines and in the eleventh and twelfth lines thereof, and (3) by adding the words "or to the Supplemental Credit Agreement" after the word "hereto" in the sixteenth line thereof.

          EE. Section 9.19(d) of the Existing Credit Agreement is hereby amended (1) by adding the words "(other than Garrido)" immediately after the word "Subsidiaries" in the third line thereof and (2) by adding the words "or to the Supplemental Credit Agreement" after the word "hereto" in the seventh line thereof.

          FF. Section 10(a) of the Existing Credit Agreement is hereby amended by adding the words "or under the Supplemental Credit Agreement" immediately after the words "any other Loan Document" in the sixth line thereof.

          GG. Section 10(b) of the Existing Credit Agreement is hereby amended by adding the words "or any Event of Default (as defined in the Supplemental Credit Agreement) shall occur and be continuing" after the word "liquidated" in the last line thereof.

          HH. Section 10(n) of the Existing Credit Agreement is hereby deleted in its entirety.

          II. Section 11.05 of the Existing Credit Agreement is hereby amended by replacing the words "the New Subsidiary Guarantee and Security Agreement" with the words "each Supplemental Subsidiary Guarantee and Security Agreement" in the eighth line and in the twenty-eighth and twenty-ninth lines thereof.

          JJ.  Section 11.08 of the Existing Credit Agreement is hereby amended
(1) by deleting the word "are" at the end of the twelfth line thereof and (2) by deleting the words "that has an office in New York, New York" in the third sentence thereof.

          KK. Section 11.09 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

     "11.09 AGENCY FEE. So long as the Commitments are in effect and until payment in full of the principal of and interest on the Loans and all other amounts payable by the Company hereunder, the Company will pay to the Agent an agency fee in the amount agreed in writing between the Company and the Agent, payable quarterly in arrears commencing on September 30, 1996 and on the last day of each calendar quarter thereafter; PROVIDED that if the Commitments shall have been terminated prior to such date, the agency fee shall be payable on the date of such termination. Such fee, once paid, shall be non-refundable."

          LL. Section 12.03 of the Existing Credit Agreement is hereby amended by replacing the words "the New Subsidiary Guarantee and Security Agreement" with the words "each Supplemental Subsidiary Guarantee and Security Agreement" in the third sentence thereof.

          MM.  Section 12.04 of the Existing Credit Agreement is hereby amended
(1) by adding the words, "or modify Section 12.06(b)(iii) hereof" immediately after the word "hereof" in clause (a)(vii) thereof, (2) by replacing the words "the New Subsidiary Guarantee and Security Agreement" with the words "any Supplemental Subsidiary Guarantee and Security Agreement" in clause (a)(viii) thereof, and (3) by deleting the words "or 7.02" in clause
(a)(ix) thereof.

          NN. Section 12.06(b) of the Existing Credit Agreement is amended (1) by amending clauses (iii) and (iv) of the first sentence thereof to read in their entirety as follows:

     "(iii) each assignment by any Facility A Lender or Facility B Lender of any of its Loans (and related Note and Commitment) of a particular Class and (in the case of a Facility A Lender) its Letter of Credit Interest shall be made in such a manner so that (x) the same ratable portion of all of its Loans to the Company under this Agreement of the other Class (and related Notes and Commitments) and (if applicable) its Letter of Credit Interest is assigned to the respective assignee and (y) the same ratable portion of all of its Facility C Loans (and related Facility C Note and Facility C Commitment) under and as defined in the Supplemental Credit Agreement is assigned to the respective assignee; and

     (iv) any such assignment of less than all of such Lender's interests in the Facility A Loans, Facility B Loans and Facility C Loans, Facility A Notes, Facility B Notes and Facility C Notes, and Facility A Commitments, Facility B Commitments and Facility C Commitments, as the case may be, shall be in an aggregate amount at least equal to $10,000,000."

and (2) by replacing the words "Notice of Assignment" with the words "Assignment and Acceptance" therein.

          OO. Section 12.12(b) of the Existing Credit Agreement is hereby amended by deleting the words "(or to Chase Securities, Inc.)" in clause (iv) thereof.

          PP. Schedules I through VII of the Existing Credit Agreement are replaced with Schedules I through VII of the Supplemental Credit Agreement.

          QQ. Exhibit D-3 of the Existing Credit Agreement is hereby deleted in its entirety.

          3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that, after giving effect to the amendments to the Existing Credit Agreement set forth in Section 2 of this Amendment No. 2, (a) no Default has occurred and is continuing and (b) the representations and warranties set forth in Section 8 of the Credit Agreement and in each of the Security Documents are true and correct on the date hereof as if made on and as of the date hereof (or, if stated to have been made solely as of an earlier date, were true and correct as of such date) as if each reference (whether direct or indirect) therein to "this Agreement" included reference to this Amendment No. 2 and the Credit Agreement as amended hereby.

          4. CONDITIONS PRECEDENT. The amendments to the Existing Credit Agreement set forth in Section 2 hereof shall become effective upon prior or simultaneous satisfaction of the condition precedent that the Agent shall have received the following, each of which shall be satisfactory to the Agent:

          (a) one or more counterparts of this Amendment No. 2 executed by each of the Company and the Lenders and consented to by the Subsidiary Guarantors listed on the signature pages hereof.

          (b) one or more counterparts of the Supplemental Credit Agreement executed by each of the parties thereto, together with evidence that all conditions precedent set forth in Section 6.01 of the Supplemental Credit Agreement shall have been satisfied or waived.

          (c) one or more counterparts of the Garrido Negative Pledge Agreement executed by each of the parties thereto.

          (d) certified copies of all corporate authority for each Obligor (including, without limitation, board of director resolutions and evidence of the incumbency of officers, together with specimen signatures of each such officer) with respect to the execution, delivery and performance of this Amendment No. 2, the Existing Credit Agreement as amended hereby and each such other document to which such Obligor is intended to be a party by the terms of this Amendment No. 2.

          (e) opinions, appropriately dated, of Hughes & Luce and Axtmayer Adsuar Muniz & Goyco, each as counsel to the Obligors, covering such matters as the Agent or any Lender may reasonably request (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Agent).

          (f) new Facility A Notes and Facility B Notes, duly completed and executed.

          (g) such other documents as the Agent or any Lender or special New York counsel to First Union may reasonably request.

          5. MISCELLANEOUS. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

          Section 6. INTENTION OF THE PARTIES. Notwithstanding anything contained herein to the contrary, it is the intention of the parties hereto that this Amendment No. 2 represents a modification of, but not a novation or discharge of, the credit facilities provided by the Existing Credit Agreement.

          Section 7. SYNDICATION AGENT. The Syndication Agent named on the cover page of this Amendment No. 2 shall have no duties, obligations or responsibilities under the Credit Agreement except in its capacity as a Lender.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                                      COMPANY

                                      SUIZA FOODS CORPORATION


                                      By
                                         ------------------------------------
                                         Title:

                                      LENDERS

                                      THE FIRST NATIONAL BANK OF CHICAGO


                                      By
                                         ------------------------------------
                                         Title:

                                      FIRST UNION NATIONAL BANK
                                        OF NORTH CAROLINA


                                      By
                                         ------------------------------------
                                         Title:


                                      HARRIS TRUST AND SAVINGS BANK


                                      By
                                         ------------------------------------
                                         Title:

                                      THE BANK OF NOVA SCOTIA


                                      By
                                         ------------------------------------
                                         Title:


                                      BANCO POPULAR DE PUERTO RICO

                                      By
                                         ------------------------------------
                                         Title:

                                      BANK OF AMERICA ILLINOIS


                                      By
                                         ------------------------------------
                                         Title:


                                      BANQUE PARIBAS


                                      By
                                         ------------------------------------
                                         Title:


                                      By
                                         ------------------------------------
                                         Title:

                                     CAISSE NATIONALE DE CREDIT AGRICOLE


                                      By
                                         ------------------------------------
                                         Title:


                                      THE FUJI BANK, LIMITED, HOUSTON AGENCY

                                      By
                                         ------------------------------------
                                         Title:


                                      THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH


                                      By
                                         ------------------------------------
                                         Title:

                                      AGENT

                                      FIRST UNION NATIONAL BANK
                                        OF NORTH CAROLINA, as Agent



                                      By
                                         ------------------------------------
                                         Title:


CONSENT AND AGREEMENT

Each of the undersigned Subsidiary Guarantors hereby (1) consents to the amendments provided for in this Amendment No. 2, (2) agrees that each reference to the Credit Agreement in each Security Document (as defined in the Credit Agreement) to which such Subsidiary Guarantor is a party shall be a reference to the Credit Agreement as amended by this Amendment No. 2 and
(3) confirms its obligations under each Security Document to which it is a party after giving effect to the amendments set forth in this Amendment No. 2.

REDDY ICE CORPORATION                 SUIZA FRUIT CORPORATION


By                                    By
   --------------------------------      --------------------------------
   Title:                                Title:


VELDA FARMS, INC.                     NEVA PLASTICS MANUFACTURING CORP.


By                                    By
   --------------------------------      --------------------------------
   Title:                                Title:


SUIZA MANAGEMENT CORPORATION


By
   --------------------------------
   Title:

SUIZA DAIRY CORPORATION

By
   --------------------------------
   Title: